UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  September 30, 2013

Date of reporting period:  September 30, 2013

Item 1. Reports to Stockholders.

Poplar Forest Partners Fund

A Series of Advisors Series Trust

www.poplarforestfunds.com

Annual Report
September 30, 2013

POPLAR FOREST PARTNERS FUND

To my partners,

While we are very pleased with our recent investment results, I will caution you that we are unlikely to continue to produce returns of this magnitude.  The Fund’s gain this year was driven more by stock picking than by a particular theme; our best and worst stocks were spread across several different sectors.  The biggest positive contributors to our results were Aetna Inc. (healthcare), Bank of America Corp. (financial services), Electronic Arts Inc. (technology), Lincoln National Corp. (financial services) and TE Connectivity Ltd. (technology).  Two stocks produced unrealized losses this year: Carnival Corp. (consumer) and Ultra Petroleum Corp. (energy) while the three smallest positive contributors were Alcoa Inc. (materials), Reliance Steel & Aluminum Co. (materials) and General Electric Co. (industrial).  Alcoa Inc., Reliance Steel & Aluminum Co. and Ultra Petroleum Corp. were new investments in the Fund this year.

Average Annual Total Returns as of September 30, 2013

Since Inception
	6 Months	1 Year	3 Years	(12/31/09)
Poplar Forest Partners Fund
Class A Shares; with load	+7.39%	+31.34%	+15.11%	+13.28%
Class A Shares; without load	+13.03%	+38.24%	+17.10%	+14.85%
Institutional Class Shares	+13.19%	+38.62%	+17.41%	+15.14%
S&P 500® Index	+8.31%	+19.34%	+16.27%	+13.98%

Expense Ratio Class A Shares: 1.58% Gross; 1.25% Net of fee waiver
Expense Ratio Institutional Class Shares: 1.33% Gross; 1.00% Net of fee waiver

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 877-522-8860.  Performance for Class A Shares with load reflects a maximum 5.00% sales charge.  Class A Shares without load does not take into account any sales charges which would reduce performance.  Expense Ratio net of fee waiver reflects contractual fee waiver in effect through at least 1/27/2014.

During the fiscal year, we liquidated investments in seven companies: Abbott Laboratories, Avery Dennison Corp., Fortune Brands Home & Security Inc., IBM Corp., State Street Corp., Time Warner Cable, Inc., and Whirlpool Corp.  We made new investments in seven companies: Alcoa Inc., Avon Products Inc., Intersil Corp., Reliance Steel & Aluminum Co., Sealed Air Corp., Ultra Petroleum Corp., and Warner Chilcott PLC (now Actavis). Our investment decisions pushed our exposure to energy and materials companies to roughly 15% of the Fund; this marks a meaningful change relative to prior years in which we owned virtually no

POPLAR FOREST PARTNERS FUND

investments in these sectors.  Worries about slowing growth in China led to declines in the share prices of many commodity producers and that weakness provided us with what we believe were attractive investment opportunities.  We believe that excessive pessimism at the individual company level will, in time, be replaced by optimism.

Investing is far more than facts and figures; people make investment decisions and we know how unpredictable individual behavior can be, especially in times of stress.  While finance skills are important, I believe successful investing also requires an understanding of psychology and investors’ emotional cycles.

Behavioral Finance – the Study of Investor Emotions

Business education often offers the Efficient Market Hypothesis as the best explanation for stock prices.  A core plank of the hypothesis is that market participants, on average, are rational.  In my experience, emotion often replaces rationality in investor thinking; the wisdom of crowds sometimes even becomes the madness of a mob.  Successful investing may well hinge on the practitioner’s ability to remain calm when others panic.

Recently, the Royal Swedish Academy of Sciences awarded the Nobel Prize for economics to three professors – two of whom seem to have opposing theories about the functioning of markets.  Eugene Fama, of the University of Chicago, is revered as the father of the Efficient Market Hypothesis.  In short, he believes that stock prices reflect all currently available information.  Sharing the Nobel Prize was Robert Schiller whose work suggests that markets are at times irrational and governed by emotion.  His work falls into the field of Behavioral Finance.

How can one reconcile these two seemingly opposing viewpoints?  Time.  While Professor Fama is effectively saying that short term trading is a fool’s game, his work with Professor Kenneth French at Dartmouth suggests some investment approaches do seem to confound the Efficient Market Hypothesis (small stocks, momentum stocks, quality stocks and value stocks).  Professor Schiller has not argued against short-term market efficiency, but has instead focused on longer-term readings in noting that markets can go to extremes.  Taken together, these theories match the empirical evidence I have gained as an investor and are a core reason we focus on long-term investing with an emphasis on quality companies that are attractively valued and out of favor.

Behavioral finance is a field of study that draws heavily from psychology in attempting to explain how individuals make investment decisions and, as a result, how markets work.  I have followed behavioral finance for years and its teaching matches up far better with my experience than does the Efficient Market Hypothesis.  While there isn’t time or space to cover behavioral finance in detail, a core belief is that emotion plays an important role in determining investor behavior.

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Investor behavior seems to follow a recognizable pattern as represented in the chart below:

Source: www.bigfatpurse.com/2008/12/cycle-of-market-emotions

At the market low in early 2009, there was evidence of investor despondency and depression.  Many people gave up on stocks and their selling created opportunities for those willing to buy.  At the individual stock level, we had dozens of extraordinary opportunities to choose from in assembling our portfolio.  The despondency and depression of 2009 ultimately gave way to hope and relief.  Stock prices have improved with investor attitudes and the S&P 500® Index has more than doubled over the last four and a half years.  While stocks may not offer the same magnitude of prospective returns as they did four years ago, I continue to believe we have a long way to go before we need to worry about a peak in this investment cycle.

One factor that would lead me to grow concerned about increased risk of a major bear market would be investor behavior that looks overly optimistic and/or excited.  The market peak in 2007 seems somewhat consistent with that description.  Markets could continue to move higher in a euphoric phase as we saw in the late 1990s and such activity could produce a period of elevated risk.  We may see another environment like that someday, but memories of 2000 and 2007 may prevent a euphoric market any time soon.  If investor behavior becomes extreme, I would hope to take advantage of our flexibility to build cash in the Fund’s portfolio for defensive purposes.  Other reasons we may build cash include an inability of our bottom up investment process to find attractive investments and/or a belief the Federal Reserve is actively trying to slow economic activity.

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Biggest Perceived Risk – Easy Money

While I continue to be optimistic about our investment prospects, I recognize that the market is far riskier with the S&P 500® Index having breeched 1700 this quarter than it was at 800 in early 2009.  While many market participants define risk as “volatility,” at Poplar Forest we define risk as “potential loss of capital” and with the market having more than doubled off the bottom, common sense tells us that risk has increased.

In my experience, market dislocations most often result from a negative “surprise.”  Given a “surprise” is something unexpected, it may be folly to try and anticipate what might cause a market decline.  That said, I am often asked “what keeps you up at night?”  My answer: “Easy money.”

U.S. economic output (as measured by  the Gross Domestic Product (“GDP”)) is at record levels and corporate profits are also at an all-time high level.  Given that data, it shouldn’t come as a surprise that stock prices are also at all time high levels.  Skeptics say we shouldn’t believe the data as the easy money policies of the Federal Reserve may be providing us with misleading readings of economic output.  In the mid-2000s, easy money policies plus lax lending standards and securitization pushed home prices to falsely positive high prices and the bursting of the resulting housing bubble created serious economic damage.  Today’s market skeptics are saying the same thing is happening again, but it is unclear to me that major excesses have been created.

The actions of the Federal Reserve, most notably their decision to not start reducing their open market purchases of bonds, suggest the Fed is worried about the strength of the economy.  While they have acknowledged the reported growth in the economy, they point to sluggish growth in employment as a cause for concern.  While GDP and corporate profits are at all-time highs, employment still looks depressed relative to history.  The Fed has responded by pledging to keep interest rates low for the foreseeable future.

Personally, I think the employment problem has more to do with confidence than interest rates.  If a CEO feels confident about the outlook for the business, new employees may be hired to meet anticipated increases in sales; worry could lead to hiring deferrals.  I think the Fed has become its own worst enemy.  The Fed does not engender confidence by making pronouncements suggesting the economy is so weak as to require continued extraordinary injections of liquidity far into the future.  If the Fed sounds worried about the state of the economy, is it unreasonable to think a CEO would be cautious about hiring new workers?

Uncertainty about the underlying health of the economy is also being exacerbated by the coming transition in leadership of the Federal Reserve.  Chairman Bernanke has stated that he is ready to leave the job and the President has nominated Janet Yellen to be the next Fed Chair.  Consensus thinking suggests a Yellen Fed will largely

POPLAR FOREST PARTNERS FUND

continue to follow the easy money policies of the current committee.  Still, new leadership creates uncertainty and it will be many months before we have a good understanding of how Ms. Yellen will approach her new responsibilities.

Markets generally do not like uncertainty and questions about the pace of reduction in Fed bond buying (“tapering”) and the policy direction of the new Yellen Fed qualify as uncertainties.  Monetary policy questions plus unrest in the Middle East and partisan bickering in Washington add up to a collection of worries that could keep investors on the sidelines.  The cycle of investor emotions suggests we probably need not worry until there is actually nothing to worry about!

Outlook

It is important to view our results through a long term lens and to understand the environment in which those results were generated.  When we launched the mutual fund, investors appeared to be despondent and depressed and that psychological mindset created tremendous investment opportunities.  We pounced on the extraordinary opportunities we found and were rewarded with satisfying results over the last few years.

As I look ahead, investors seem to have moved from despondency and depression to feelings of hope and relief.  Evidence of that transition can be found in the type and number of investment opportunities we see today.  What was an abundance of extraordinary opportunities has become an environment of ample but more ordinary opportunities.  We continue to find investments that we believe meet our quality and value hurdles, but there are fewer good ideas from which to choose.  As a result, our future results may be less robust than our recent results.

We have patience and a disciplined investment process; we are not afraid to make investments that are contrary to the collective thinking of the crowd.  We are currently invested in 30 companies that we believe are very attractively valued relative to their future prospects and our cash position remains modest.  I remain optimistic about the market environment, but I also believe we will continue the pattern of one step back for every two steps forward.

In the four and a half years since the market bottomed in 2009, stocks have experienced 11 corrections of 5% or more (see chart on the following page).  Despite these periodic setbacks, stocks, as measured by the S&P 500® Index, have continued a pattern of ever higher new highs.  While we remain excited about the long-term prospects for the portfolio, we expect more minor corrections if the market continues to move higher.  I will likely continue to view corrections as an opportunity to add to our investments.

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Date of	Date of	S&P 500 Closing	S&P 500 Closing	%
High	Low	High Price	Low Price	Change
3/26/09	3/30/09	832.86	787.53	-5.4%
5/8/09	5/15/09	929.23	882.88	-5.0%
6/12/09	7/10/09	946.21	879.13	-7.1%
10/19/09	10/30/09	1097.91	1036.19	-5.6%
1/19/10	2/8/10	1150.23	1056.74	-8.1%
4/23/10	7/2/10	1217.28	1022.58	-16.0%
2/18/11	3/16/11	1343.01	1256.88	-6.4%
4/29/11	10/3/11	1363.61	1099.23	-19.4%
4/2/12	6/1/12	1419.04	1278.04	-9.9%
9/14/12	11/15/12	1465.77	1353.33	-7.7%
5/21/13	6/24/13	1669.16	1573.09	-5.8%
8/2/13	8/27/13	1709.67	1630.48	-4.6%
9/18/13*		1725.52*
* = high as of 9/30/13

Source: Yahoo Finance and Poplar Forest Capital calculations.

In summary, investor attitudes seem hopeful but far from euphoric, liquidity appears ample, and our bottom up investment process continues to identify what we believe are attractive investment opportunities.  This is a still positive backdrop for equities, just one that isn’t as positive as it was four years ago.  For the stock market as a whole, this would suggest more muted future returns than those enjoyed in the recovery from recession.  While the S&P 500® Index has produced a compound annual total return in excess of 15% from March 31, 2009 to September 30, 2013, I believe future returns may be more in line with historic averages.

Poplar Forest Capital LLC is now six years old and I am very pleased with what we have accomplished.  We’ve built a great investment team and we’ve attracted a wonderful group of client partners who share our long-term focus.  We are optimistic about the future and we are glad that you have joined us on this journey.  Since my last letter, we’ve had a number of new client partners join us.  To all of our new client partners, I say: “Welcome aboard!”  And, as always, I want to thank each of you for the trust you’ve placed in us.

J. Dale Harvey
October 31, 2013

POPLAR FOREST PARTNERS FUND

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in medium-sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the Schedule of Investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.  It is not possible to invest directly in an index.

Gross Domestic Product is the amount of goods and services produced in a year, in a country.

Poplar Forest Capital LLC is the adviser to the Poplar Forest Partners Fund which is distributed by Quasar Distributors, LLC.

POPLAR FOREST PARTNERS FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2013 (Unaudited)

Percentages represent market value as a percentage of total investments.

POPLAR FOREST PARTNERS FUND

EXPENSE EXAMPLE at September 30, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Poplar Forest Partners Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/13 – 9/30/13).

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% and 1.00% per the operating expenses limitation agreement for the Poplar Forest Partners Fund – Class A shares and the Poplar Forest Partners Fund – Institutional Class shares, respectively.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

POPLAR FOREST PARTNERS FUND

EXPENSE EXAMPLE at September 30, 2013 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/13	9/30/13	4/1/13 – 9/30/13*

Class A Shares

Actual	$1,000.00	$1,130.30	$6.68

Hypothetical (5% return	$1,000.00	$1,018.80	$6.33
before expenses)

Institutional Class Shares

Actual	$1,000.00	$1,131.90	$5.34

Hypothetical (5% return	$1,000.00	$1,020.05	$5.06
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account values over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.  The annualized expense ratios of the Poplar Forest Partners Fund – Class A shares and the Poplar Forest Partners Fund – Institutional Class shares are 1.25% and 1.00%, respectively.

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Comparison of the change in value of a $1,000,000 investment in the
Poplar Forest Partners Fund – Institutional Class Shares vs the S&P 500 Index

		Since
Average Annual Total Return:	1 Year	Inception1
Poplar Forest Partners Fund – Institutional Class Shares	38.62%	15.14%
Poplar Forest Partners Fund – Class A Shares (with sales load)	31.34%	13.28%
Poplar Forest Partners Fund – Class A Shares (without sales load)	38.24%	14.85%
S&P 500® Index	19.34%	13.98%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  Class A Shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

1	The Fund commenced operations on December 31, 2009.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2013

Shares	COMMON STOCKS – 97.4%	Value

	Administrative and Support Services – 3.4%
265,000	Robert Half International, Inc.	$10,342,950

	Chemical Manufacturing – 9.1%
479,705	Avon Products, Inc.	9,881,923
225,000	Eli Lilly & Co.	11,324,250
280,000	Warner Chilcott PLC – Class A (a)	6,398,000
		27,604,173

	Computer and Electronic
	Product Manufacturing – 14.8%
587,500	Hewlett-Packard Co.	12,325,750
583,500	Intersil Corp. – Class A	6,552,705
235,000	TE Connectivity (a)	12,168,300
1,350,000	Xerox Corp.	13,891,500
		44,938,255

	Credit Intermediation and Related Activities – 10.9%
875,000	Bank of America Corp.	12,075,000
247,500	Citigroup, Inc.	12,006,225
170,000	JPMorgan Chase & Co.	8,787,300
		32,868,525

	Insurance Carriers and Related Activities – 15.7%
210,000	Aetna Inc.	13,444,200
186,000	Allstate Corp.	9,402,300
255,000	American International Group, Inc.	12,400,650
295,000	Lincoln National Corp.	12,387,050
		47,634,200

	Machinery Manufacturing – 6.8%
255,000	Baker Hughes, Inc.	12,520,500
335,000	General Electric Co.	8,003,150
		20,523,650

	Miscellaneous Manufacturing – 3.7%
169,000	Baxter International Inc.	11,101,610

	Miscellaneous Store Retailers – 3.9%
800,000	Staples, Inc.	11,720,000

	Oil and Gas Extraction – 4.0%
280,000	Ultra Petroleum Corp. (b)	5,759,600
330,000	WPX Energy, Inc. (b)	6,355,800
		12,115,400

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2013, Continued

Shares		Value

	Paper Manufacturing – 3.3%
372,500	Sealed Air Corp.	$10,128,275

	Primary Metal Manufacturing – 2.0%
740,000	Alcoa, Inc.	6,008,800

	Printing and Related Support Activities – 2.1%
410,000	R. R. Donnelley & Sons Co.	6,478,000

	Professional, Scientific, and Technical Services – 3.9%
185,000	Omnicom Group Inc.	11,736,400

	Publishing Industries – 11.2%
340,000	Electronic Arts Inc. (b)	8,687,000
195,000	McGraw-Hill Companies, Inc.	12,790,050
370,000	Microsoft Corp.	12,324,700
		33,801,750

	Water Transportation – 1.1%
105,000	Carnival Corp.	3,427,200

	Wholesale Electronic Markets and
	Agents and Brokers – 1.5%
60,000	Reliance Steel & Aluminum Co.	4,396,200
	TOTAL COMMON STOCKS
	(Cost $225,182,466)	294,825,388

	SHORT-TERM INVESTMENTS – 3.8%
11,507,689	Fidelity Institutional Money Market
	Portfolio – Select Class, 0.04% (c)	11,507,689
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $11,507,689)	11,507,689
	Total Investments in Securities
	(Cost $236,690,155) – 101.2%	306,333,077
	Liabilities in Excess of Other Assets – (1.2)%	(3,551,393)
	NET ASSETS – 100.0%	$302,781,684

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at September 30, 2013.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

POPLAR FOREST PARTNERS FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2013

ASSETS
Investments in securities, at value (identified cost $236,690,155)	$306,333,077
Receivables
Fund shares issued	1,267,787
Dividends and interest	518,721
Prepaid expenses	24,428
Total assets	308,144,013

LIABILITIES
Payables
Investments purchased	4,753,039
Fund shares redeemed	225,642
Due to Adviser	189,447
12b-1 fees	71,458
Custody fees	2,979
Administration fees	52,053
Transfer agent fees and expenses	19,342
Audit fees	19,452
Fund accounting fees	13,964
Chief Compliance Officer fee	1,500
Accrued expenses	13,453
Total liabilities	5,362,329
NET ASSETS	$302,781,684

CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$105,365,961
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	2,589,810
Net asset value and redemption price per share	$40.68
Maximum offering price per share
(Net asset value per share divided by 95.00%)	$42.82
Institutional Class Shares
Net assets applicable to shares outstanding	$197,415,723
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	4,834,185
Net asset value, offering and redemption price per share	$40.84

COMPONENTS OF NET ASSETS
Paid-in capital	$218,947,660
Accumulated net investment income	2,083,175
Accumulated net realized gain from investments	12,107,927
Net unrealized appreciation on investments	69,642,922
Net assets	$302,781,684

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2013

INVESTMENT INCOME
Income
Dividends	$5,257,274
Interest	6,886
Other income	939
Total income	5,265,099
Expenses
Advisory fees (Note 4)	2,328,792
Administration fees (Note 4)	251,294
12b-1 fees – Class A shares (Note 5)	193,035
Transfer agent fees and expenses (Note 4)	116,047
Fund accounting fees (Note 4)	96,181
Registration fees	38,885
Custody fees (Note 4)	24,222
Audit fees	19,456
Legal fees	14,913
Printing and mailing expense	13,319
Trustees fees	11,250
Chief Compliance Officer fee (Note 4)	9,001
Insurance expense	8,522
Interest expense (Note 7)	150
Miscellaneous	14,267
Total expenses	3,139,334
Less: Advisory fees waived by Adviser (Note 4)	(593,876)
Net expenses	2,545,458
Net investment income	2,719,641

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	11,954,351
Net change in unrealized appreciation on investments	58,818,075
Net realized and unrealized gain on investments	70,772,426
Net Increase in Net Assets Resulting from Operations	$73,492,067

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
NET INCREASE/(DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,719,641	$2,034,893
Net realized gain from investments	11,954,351	689,950
Net change in unrealized appreciation/
(depreciation) on investments	58,818,075	28,876,030
Net increase in net assets
resulting from operations	73,492,067	31,600,873

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(664,568)	(383,633)
Institutional Class Shares	(1,531,051)	(1,046,730)
From net realized gain on investments
Class A Shares	(245,919)	(7,650)
Institutional Class Shares	(469,587)	(16,953)
Total distributions to shareholders	(2,911,125)	(1,454,966)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	49,335,724	22,712,179
Total increase in net assets	119,916,666	52,858,086

NET ASSETS
Beginning of year	182,865,018	130,006,932
End of year	$302,781,684	$182,865,018
Accumulated net investment income	$2,083,175	$1,559,153

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

  Class A Shares

	Year Ended		Year Ended
	September 30, 2013		September 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	993,666	$36,862,806	783,548	$21,848,626
Shares issued on
reinvestments of distributions	25,892	797,715	13,822	359,647
Shares redeemed	(404,376)	(14,095,875)	(387,626)	(10,991,090)
Net increase	615,182	$23,564,646	409,744	$11,217,183

Institutional Class Shares
	Year Ended		Year Ended
	September 30, 2013		September 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,790,993	$63,084,143	1,283,790	$37,113,234
Shares issued on
reinvestments of distributions	39,275	1,212,401	26,621	693,495
Shares redeemed	(1,132,580)	(38,525,466)	(953,976)	(26,311,733)
Net increase	697,688	$25,771,078	356,435	$11,494,996

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares

				December 31,
				2009*
				through
	Year Ended September 30,			September 30,
	2013	2012	2011	2010
Net asset value, beginning of period	$29.86	$24.27	$26.16	$25.00
Income from investment operations:
Net investment income^	0.36	0.31	0.26	0.17
Net realized and unrealized
gain/(loss) on investments	10.91	5.51	(1.91)	0.99
Total from investment operations	11.27	5.82	(1.65)	1.16
Less distributions:
From net investment income	(0.33)	(0.23)	(0.10)	—
From net realized gain on investments	(0.12)	(0.00)#	(0.14)	—
Total distributions	(0.45)	(0.23)	(0.24)	—
Net asset value, end of period	$40.68	$29.86	$24.27	$26.16

Total return	38.24%	24.14%	-6.44%	4.64	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$105,366	$58,954	$37,987	$18,200

Ratio of expenses to average net assets:
Before fee waiver	1.50%	1.58%	1.61%	2.24	%++
After fee waiver	1.25%	1.25%	1.25%	1.25	%++

Ratio of net investment income/
(loss) to average net assets:
Before fee waiver	0.75%	0.77%	0.54%	(0.11	%)++
After fee waiver	1.00%	1.10%	0.90%	0.88	%++

Portfolio turnover rate	27.82%	29.19%	22.48%	10.29	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class Shares

				December 31,
				2009*
				through
	Year Ended September 30,			September 30,
	2013	2012	2011	2010
Net asset value, beginning of period	$29.96	$24.34	$26.20	$25.00
Income from investment operations:
Net investment income^	0.44	0.38	0.33	0.24
Net realized and unrealized
gain/(loss) on investments	10.96	5.52	(1.91)	0.96
Total from investment operations	11.40	5.90	(1.58)	1.20
Less distributions:
From net investment income	(0.40)	(0.28)	(0.14)	—
From net realized gain on investments	(0.12)	(0.00)#	(0.14)	—
Total distributions	(0.52)	(0.28)	(0.28)	—
Net asset value, end of period	$40.84	$29.96	$24.34	$26.20

Total return	38.62%	24.45%	-6.18%	4.80	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$197,416	$123,911	$92,020	$28,341

Ratio of expenses to average net assets:
Before fee waiver	1.25%	1.33%	1.36%	1.94	%++
After fee waiver	1.00%	1.00%	1.00%	1.00	%++

Ratio of net investment income
to average net assets:
Before fee waiver	0.98%	1.02%	0.81%	0.30	%++
After fee waiver	1.23%	1.35%	1.17%	1.24	%++

Portfolio turnover rate	27.82%	29.19%	22.48%	10.29	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2013

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek long-term growth of capital.  The Fund currently offers Class A shares and Institutional Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2010-2012, or expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Period End:   In preparing the financial statements as of September 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.   These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
 Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
 Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Fund’s investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.   To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or  less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks

Administrative Support
and Waste Management	$10,342,950	$—	$—	$10,342,950
Finance and Insurance	80,502,725	—	—	80,502,725
Information	33,801,750	—	—	33,801,750
Manufacturing	100,722,963	—	—	100,722,963
Mining, Quarrying, and Oil
and Gas Extraction	12,115,400	—	—	12,115,400
Retail Trade	11,720,000	—	—	11,720,000
Professional, Scientific, and
Technical Services	11,736,400	—	—	11,736,400
Transportation and Warehousing	3,427,200	—	—	3,427,200
Wholesale Trade	30,456,000	—	—	30,456,000
Total Common Stocks	294,825,388	—	—	294,825,388
Short-Term Investments	11,507,689	—	—	11,507,689
Total Investments
in Securities	$306,333,077	$—	$—	$306,333,077

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at September 30, 2013, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended September 30, 2013.

New Accounting Pronouncement:  In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

NOTE 4 –	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2013, Poplar Forest Capital, LLC (the “Adviser”) provided the Fund with investment management services under an Investment

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

Advisory Agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the year ended September 30, 2013, the Fund incurred $2,328,792 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, and extraordinary expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% and 1.00% of average daily net assets of the Fund’s Class A and Institutional Class shares, respectively.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended September 30, 2013, the Adviser reduced its fees in the amount of $593,876; no amounts were reimbursed to the Adviser.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $1,480,061 at September 30, 2013.  The expense limitation will remain in effect through at least January 27, 2014, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2014	$363,337
2015	522,848
2016	593,876
$1,480,061

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the year ended September 30, 2013, the Fund incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$251,294
Fund Accounting	96,181
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	95,722
Custody	24,222
Chief Compliance Officer	9,001

At September 30, 2013, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

Administration	$52,053
Fund Accounting	13,964
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	13,751
Custody	2,979
Chief Compliance Officer	1,500

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2013, the Class A shares paid the Distributor $193,035.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $111,747,142 and $63,283,894, respectively.

NOTE 7 – LINE OF CREDIT

The Fund has a line of credit in the amount of $5,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended September 30, 2013, the Fund drew upon its line of credit.  The Fund had an average daily outstanding balance of $4,562, a weighted average interest rate of 3.25%, paid interest expense of $150 and had a maximum amount outstanding of $1,289,000.  At September 30, 2013, the Fund had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and securities transferred to the Fund.

The tax character of distributions paid by the Fund during the years ended September 30, 2013 and September 30, 2012 was as follows:

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Ordinary income	$2,195,619	$1,430,363
Long-term capital gains	715,506	24,603

Ordinary income distributions may include dividends paid from short-term capital gains.

As of September 30, 2013, the components of capital on a tax basis were as follows:

Cost of investments (a)	$236,835,742
Gross unrealized appreciation	73,549,008
Gross unrealized depreciation	(4,051,673)
Net unrealized appreciation	69,497,335
Undistributed ordinary income	2,083,175
Undistributed long-term capital gain	12,253,514
Total distributable earnings	14,336,689
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$83,834,024

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and a tax-free transfer of securities.

POPLAR FOREST PARTNERS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Poplar Forest Partners Fund

We have audited the accompanying statement of assets and liabilities of the Poplar Forest Partners Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of September 30, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 31, 2009 (commencement of operations) through September 30, 2010.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Poplar Forest Partners Fund, as of September 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period December 31, 2009 (commencement of operations) through September 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 27, 2013

POPLAR FOREST PARTNERS FUND

NOTICE TO SHAREHOLDERS at September 30, 2013 (Unaudited)

For the year ended September 30, 2013, the Fund designated $2,195,619 as ordinary income and $715,506 as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended September 30, 2013, the percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2013 was 100%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST PARTNERS FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years

Independent Trustees(1)

Donald E. O’Connor	Trustee	Indefinite	Retired; former	1	Trustee,
(age 77)		term since	Financial Consultant		Advisors
615 E. Michigan Street		February	and former Executive		Series Trust
Milwaukee, WI 53202		1997.	Vice President and		(for series not
			Chief Operating Officer		affiliated with
			of ICI Mutual Insurance		the Fund);
			Company (until January		Trustee, The
			1997).		Forward Funds
(33 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 79)		term since	President, Hotchkis and		Advisors
615 E. Michigan Street		May 2002.	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202			funds) (1985 to 1993).		(for series not
affiliated with
the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 73)		term since	Senior Vice President,		Advisors
615 E. Michigan Street		February	Federal Home Loan		Series Trust
Milwaukee, WI 53202		1997.	Bank of San Francisco.		(for series not
affiliated with
the Fund).

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	1	Trustee,
(age 66)	Trustee	term since	U.S. Bancorp Fund		Advisors
615 E. Michigan Street		September	Services, LLC (May		Series Trust
Milwaukee, WI 53202		2008.	1991 to present).		(for series not
affiliated with
the Fund).

POPLAR FOREST PARTNERS FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 66)	and Chief	term since	(May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 46)	and	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 52)	and	term since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 42)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Officer, Compliance and Administration,
(age 42)	Treasurer	term since	U.S. Bancorp Fund Services, LLC (June 2004
615 E. Michigan Street		September	to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 56)	President,	term since	LLC (February 2008 to present); General Counsel/
615 E. Michigan Street	Chief	September	Controller, Steinhafels, Inc. (September 1995
Milwaukee, WI 53202	Compliance	2009.	to February 2008).
Officer and
AML Officer

POPLAR FOREST PARTNERS FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 48)		term since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		June 2007.
Milwaukee, WI 53202

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2013, the Trust is comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-877-522-8860.

POPLAR FOREST PARTNERS FUND

HOUSEHOLDING

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-522-8860 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

POPLAR FOREST PARTNERS FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-877-522-8860.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the Registrant adequate oversight given the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$16,400	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2013	FYE 9/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2013	FYE 9/30/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess__
  Douglas G. Hess, President

Date  12/2/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess__
  Douglas G. Hess, President

Date  12/2/13

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date  12/2/13

* Print the name and title of each signing officer under his or her signature.